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SAFECO GROWTH FUND                SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
SAFECO EQUITY FUND                SAFECO MANAGED BOND FUND
SAFECO INCOME FUND                SAFECO MUNICIPAL BOND FUND
SAFECO NORTHWEST FUND             SAFECO CALIFORNIA TAX-FREE INCOME FUND
SAFECO BALANCED FUND              SAFECO WASHINGTON STATE MUNICIPAL
SAFECO INTERNATIONAL STOCK FUND      BOND FUND
SAFECO SMALL COMPANY STOCK FUND   SAFECO MONEY MARKET FUND


                SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 30, 1996
                          SUPPLEMENT DATED NOVEMBER 25, 1996


The following information supplements the Funds' Advisor Class A and Class B
Prospectus:

1. The following information replaces the first sentence following the second bullet under the subheading "Each Fund" on page 4:

          "Has a minimum initial investment requirement of $1,000 for regular accounts, $250 for individual retirement accounts ("IRAs") and accounts established under the Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA")."

2. The following information replaces the second paragraph under the heading "How to Purchase Shares" on page 48:

          "The minimum initial investment is $1,000 (IRA, UGMA and UTMA $250). The minimum additional investment is $100 for all accounts, except for UGMA or UTMA Automatic Investment Method ("AIM") accounts opened with an initial investment of $250 or more. These accounts have a minimum additional investment of only $50. Minimum additional investments are negotiable for retirement accounts other than IRAs. Except as noted above in connection with UGMA and UTMA accounts, no minimum initial investment is required to establish the Automatic Investment Method or Payroll Deduction Plan."

3. The following information replaces the sentence under the subheading "Automatic Investment Method (AIM)" on page 55:

          "AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount from your bank account and invest the amount in any Fund. AIM has a minimum of $100 per withdrawal per Fund for all accounts ( except UGMA and UTMA accounts which have a lower $50 minimum


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          for additional investments, provided that the account was opened with an  initial investment of at least $250)."

The following information supplements the Trusts' Advisor class Prospectus:

4. The following information replaces the discussion following the first sentence in Item 3, page 29 under the subheading "Common Investment Practices of the Stock Funds":

          "The Stock Funds may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio
          securities or cash from the sale of Fund shares to investors.   With
          respect to repurchase agreements, each Stock Fund will invest no more than 5% of its total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days. Counterparties of foreign repurchase agreements may be less creditworthy than U.S. counterparties."

5. The following information replaces the discussion following the first sentence in Item 4, page 32 under the heading "Investment Policies of the Intermediate Treasury Fund":

          "The Intermediate Treasury Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed."

6. The following information replaces the discussion following the first sentence in Item 8, page 35 under the heading "Investment Policies of the Managed Bond Fund":

          "The Managed Bond Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Managed Bond Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed. With respect to repurchase agreements, the Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements, and will not purchase repurchase agreements which mature in more than seven days."


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7.   The following information replaces the discussion following the first sentence in Item 4, page 39 under the heading "Investment Policies of the Tax-Exempt Income Funds":


          "Such shares will only be purchased as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in
          short-term, tax-exempt securities.   Each Tax-Exempt Income Fund will
          not invest more than 10% of its total assets in shares issued by other investment companies, will not invest more than 5% of its total assets in a single investment company, and will not purchase more than 3% of the outstanding voting securities of a single investment company."

8. The following information replaces the discussion following the first sentence in Item 7, page 40 under the heading "Investment Policies of the Tax-Exempt Income Funds":

          "A Tax-Exempt Income Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed."